GUARANTY

                                                               November 17, 2005


         In order to induce TATS, a Limited Liability Company, (hereinafter called "Lender") to make a loan, or renewal or extension thereof, to RVision LLC, (hereinafter called "Debtor"), the Undersigned hereby unconditionally guarantees the repayment of the debt, to Lender, its successors and assigns, the due and punctual payment when due, whether by acceleration or otherwise, in accordance with the terms thereof, of the principal of and interest on and all other sums payable, or stated to be payable, with respect to the note of the Debtor, made by the Debtor to Lender, dated the 17th day of November, 2005, in the principal amount twenty-five thousand dollars ($ 25,000). Such note, and the interest thereon and all other sums payable with respect thereto are hereinafter collectively called "Liabilities."

         The Undersigned waives any notice of the incurring by the Debtor at any time of any of the Liabilities, and waives any and all presentment, demand, protest, or notice of dishonor, nonpayment, or other default with respect to any of the Liabilities and any obligation of any party at any time. The Undersigned hereby grants to Lender full power, in its uncontrolled discretion at the time in force, to deal in any manner with the Liabilities including, but without limiting the generality of the foregoing, the following power:

         (a) To grant any extension or renewal thereof and any other indulgence with respect thereto, and to effect any release, compromise or settlement with respect thereto or with respect to the collateral securing the Liabilities;

         (b) To enter into any agreement of forbearance with respect to all or any part of the Liabilities.

         The obligations of the Undersigned hereunder shall not be released, discharged, or in any way affected, nor shall the Undersigned have any rights or recourse against Lender, by reason of any action Lender may take or omit to take under the foregoing powers.


/s/ Gregory E. Johnston
Gregory Johnston